Exhibit 99.1

SUNOSI® (solriamfetol)

(A Product of Jazz Pharmaceuticals plc)

Abbreviated Financial Statements

As of and for the Years Ended December 31, 2021 and 2020

(With Independent Auditors’ Report Thereon)

Index to Abbreviated Financial Statements

Page
Independent Auditors’ Report	2
Abbreviated Financial Statements:
Statements of Assets Acquired	4
Statements of Revenues and Direct Expenses	5
Notes to Abbreviated Financial Statements	6

INDEPENDENT AUDITORS’ REPORT

The Board of Directors

Jazz Pharmaceuticals plc:

REPORT ON ABBREVIATED FINANCIAL STATEMENTS OF THE SUNOSI PRODUCT OF JAZZ PHARMACEUTICALS PLC

Opinion

We have audited the abbreviated financial statements of the Sunosi product of Jazz Pharmaceuticals plc (the Reporting Entity), which comprise the statement of assets acquired as of December 31, 2021 and 2020, and the related statement of revenues and direct expenses for each of the years then ended, and the related notes to the abbreviated financial statements.

In our opinion, the accompanying abbreviated financial statements present fairly, in all material respects, the financial position and the results of operations of the Reporting Entity as of and for each of the years ended December 31, 2021 and 2020 in accordance with U.S. generally accepted accounting principles.

Basis for Opinion

We conducted our audits in accordance with auditing standards generally accepted in the United States of America (U.S. GAAS). Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Abbreviated Financial Statements section of our report. We are required to be independent of the Reporting Entity and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter – Basis of Preparation

As discussed in note 2(a) to the abbreviated financial statements, which describes the basis of preparation, the abbreviated financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Current Report on Form 8-K of Axsome Therapeutics, Inc. As a result, the abbreviated financial statements may not be suitable for another purpose. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Abbreviated Financial Statements

Management is responsible for the preparation and fair presentation of the abbreviated financial statements in accordance with U.S. generally accepted accounting principles, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the abbreviated financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the abbreviated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Reporting Entity’s ability to continue as a going concern for one year after the date that the abbreviated financial statements are available to be issued.

INDEPENDENT AUDITORS’ REPORT ON ABBREVIATED FINANCIAL STATEMENTS OF THE SUNOSI PRODUCT OF JAZZ PHARMACEUTICALS PLC (continued)

Auditors’ Responsibilities for the Audit of the Abbreviated Financial Statements

Our objectives are to obtain reasonable assurance about whether the abbreviated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors’ report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the abbreviated financial statements.

In performing an audit in accordance with U.S. GAAS, we:

•
Exercise professional judgment and maintain professional skepticism throughout the audit.
•
Identify and assess the risks of material misstatement of the abbreviated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the abbreviated financial statements.
•
Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Reporting Entity’s internal control. Accordingly, no such opinion is expressed.
•
Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the abbreviated financial statements.
•
Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Reporting Entity’s ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control related matters that we identified during the audit.

Dublin, Ireland

May 3, 2022

Sunosi® (solriamfetol)

(A Product of Jazz Pharmaceuticals plc)

Statements of Assets Acquired

(In thousands)

	December 31, 2021	December 31, 2020
Assets Acquired
Intangible assets, net	$74,243	$82,098
Inventories, net	21,557	16,224
Other current assets	412	892
Total assets acquired	$96,212	$99,214

The accompanying notes are an integral part of these abbreviated financial statements.

Sunosi® (solriamfetol)

(A Product of Jazz Pharmaceuticals plc)

Statements of Revenues and Direct Expenses

(In thousands)

	Year Ended December 31,
	2021	2020

Product sales, net	$57,914	$28,333
Direct expenses:
Cost of product sales	14,137	7,240
Selling, general and administrative	217,822	147,551
Research and development	18,039	20,264
Amortization of intangible assets	7,855	7,798
Total direct expenses	257,853	182,853
Direct expenses in excess of product sales, net	$(199,939)	$(154,520)

The accompanying notes are an integral part of these abbreviated financial statements.

Sunosi® (solriamfetol)

(A Product of Jazz Pharmaceuticals plc)

Notes to Abbreviated Financial Statements

1.
Background

Jazz Pharmaceuticals plc (the “Company” or “Jazz Pharmaceuticals” or “we”) is a global biopharmaceutical company whose purpose is to innovate to transform the lives of patients and their families. We are dedicated to developing life-changing medicines for people with serious diseases - often with limited or no therapeutic options. We have a diverse portfolio of marketed medicines and novel product candidates, from early- to late-stage development, in neuroscience and oncology. Within these therapeutic areas, we strive to identify new options for patients by actively exploring small molecules and biologics, and through innovative delivery technologies and cannabinoid science.

We market Sunosi® (solriamfetol), a product approved by the U.S. Food and Drug Administration, in the U.S., Canada, the European Union and Great Britain to improve wakefulness in adult patients with Excessive Daytime Sleepiness associated with narcolepsy or obstructive sleep apnea.

On March 25, 2022, Jazz Pharmaceuticals entered into an Asset Purchase Agreement (the “Agreement”) with Axsome Therapeutics Inc, or Axsome, pursuant to which Axsome will acquire Sunosi. Under the terms of the Agreement, Axsome will receive the rights to Sunosi in all of the existing territories available to Jazz Pharmaceuticals. Jazz Pharmaceuticals will receive from Axsome a total upfront payment of $53.0 million, a high single-digit royalty on Axsome’s U.S. net sales of Sunosi in the current indication, and a mid single-digit royalty on Axsome’s U.S. net sales of Sunosi in future indications.

2.
Summary of Significant Accounting Policies

a)
Basis of Presentation

The accompanying statement of assets acquired as of December 31, 2021 and 2020, and of revenues and direct expenses for the years then ended of the Sunosi product of Jazz Pharmaceuticals (the “Abbreviated Financial Statements”) represent an incomplete presentation of Sunosi assets, liabilities, revenues and expenses and are therefore not intended to represent the financial condition, results of operations or cash flows of Sunosi. These Abbreviated Financial Statements are based upon the Agreement and relief under SEC Rule 3-05, Significant Acquisition Carveout Financial Statement Reporting Requirements, as amended, as the acquisition by Axsome meets the criteria established by the Securities and Exchange Commission to provide abbreviated financial statements in lieu of full financial statements of the acquired business.

The statements of assets acquired only present the assets acquired in accordance with the Agreement. Liabilities as of December 31, 2021 and 2020 will not be assumed under the Agreement. The statements of revenues and direct expenses present only those revenues and expenses related to the certain assets to be acquired. The Abbreviated Financial Statements were derived from the historical accounting records of Jazz Pharmaceuticals and were prepared in accordance with the basis of accounting described in these Notes, which is in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Sunosi was not operated as a separate business or division of Jazz Pharmaceuticals. It was a fully integrated part of Jazz Pharmaceuticals’ consolidated business and operations and did not represent a substantial portion of Jazz Pharmaceuticals’ assets and liabilities. It is impracticable to prepare complete financial statements related to Sunosi as Jazz Pharmaceuticals never accounted for Sunosi on a stand-alone basis or as a separate division or subsidiary, nor has the Company maintained the distinct and separate books and records necessary to prepare full stand-alone or carve-out financial statements and it would be impracticable to do so.

The statements of revenues and direct expenses include the revenue and related costs that directly relate to Sunosi as well as an allocation of direct costs that can be attributed to this product. The operations of Sunosi rely, to varying degrees, on Jazz Pharmaceuticals for manufacturing and distribution, quality and regulatory support and marketing and sales activities and such expenses have been allocated to Sunosi in these Abbreviated Financial Statements. The allocations were based on a specific identification basis or, when specific identification was not practicable, a proportional cost allocation method, depending on the nature of the services rendered. Management considers that such allocations have been made on a reasonable basis but may not necessarily be indicative of the costs that would have been incurred if Sunosi had been operated on a stand-alone basis for the periods presented. The statements of revenues and direct expenses do not include corporate overhead, such as accounting, human resources, treasury and legal support, or a provision for income taxes as Sunosi never functioned on a stand-alone basis. Accordingly, no allocation of these support fees or income taxes has been made to Sunosi.

During the fiscal years ended December 31, 2021 and 2020, Sunosi did not have any stand-alone financing requirements, and any cash generated was collected at the consolidated level by Jazz Pharmaceuticals. As Sunosi has historically been managed as part of the operations of Jazz Pharmaceuticals and has not been operated on a stand-alone basis, it is not practical to prepare historical cash flow information regarding Sunosi’s operating, investing, and financing cash flows. As such, a statement of cash flows was not prepared.

b)
Use of Estimates and Assumptions in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates about future events and assumptions that may affect the following: (i) the reported amounts of assets acquired and (ii) the reported amounts of revenues, including sales discounts and allowances, and direct expenses and related disclosures at the date of the abbreviated financial statements during each reporting period.

Future events and their effects cannot be determined with certainty. Therefore, the determination of estimates requires the exercise of judgment. Actual results could differ from those estimates, and any such differences could be material.

c)
Revenue Recognition

Revenues are recognized when control of the promised goods or services is transferred to our customers, in an amount that reflects the consideration we expect to be entitled to in exchange for those goods or services. Prior to recognizing revenue, we make estimates of the transaction price, including variable consideration that is subject to a constraint. Amounts of variable consideration are included in the transaction price to the extent that it is probable that a significant reversal in the amount of cumulative revenue recognized will not occur when the uncertainty associated with the variable consideration is subsequently resolved.

Product Sales, Net

Product sales revenue is recognized when control has transferred to the customer, which occurs at a point in time, which is typically on delivery to the customer.

Reserves for Variable Consideration

Revenues from sales of products are recorded at the net sales price, which includes estimates of variable consideration for which reserves are established and which relate to returns, specialty distributor fees, wholesaler fees, prompt payment discounts, government rebates, government chargebacks, coupon programs and rebates under managed care plans and commercial payor contracts. Calculating certain of these reserves involves estimates and judgments and we determine their expected value based on sales or invoice data, contractual terms, historical utilization rates, new information regarding changes in these programs’ regulations and guidelines that would impact the amount of the actual rebates, our expectations regarding future utilization rates for these programs and channel inventory data. These reserves reflect our best estimates of the amount of consideration to which we are entitled based on the terms of the contract. The amount of variable consideration that is included in the transaction price may be constrained, and is included in the net sales price only to the extent that it is probable that a significant reversal in the amount of the cumulative revenue recognized will not occur in a future period. We reassess our reserves for variable consideration at each reporting date.

d)
Cost of Product Sales

Cost of product sales includes third party manufacturing and distribution costs, the cost of drug substance, royalties due to third parties on product sales, regulatory user fees, product liability insurance, freight, shipping, handling and storage costs and salaries and related costs of employees involved with production.

e)
Selling, General and Administrative

Selling, general and administrative expenses include sales and marketing costs together with allocated expenses primarily related to salaries and benefits. Costs associated with selling, general and administrative are expensed as incurred.

f)
Research and Development

Research and development expenses consist primarily of costs related to clinical studies and outside services and personnel expenses. Clinical study and outside services costs relate primarily to services performed by clinical research organizations, clinical studies performed at clinical sites, materials and supplies, and other third party fees. Personnel expenses relate primarily to salaries and benefits. Research and development costs are expensed as incurred.

g)
Intangible Assets

Intangible assets consist of purchased developed technology and are amortized on a straight-line basis over their estimated useful lives. The estimated useful lives associated with finite-lived intangible assets are consistent with the estimated lives of the associated products and may be modified when circumstances warrant. Such assets are reviewed for impairment when events or circumstances indicate that the carrying value may not be recoverable. An impairment loss would be recognized when estimated undiscounted future cash flows expected to result from the use of an asset and its eventual disposition are less than its carrying amount. The amount of any impairment is measured as the difference between the carrying amount and the fair value of the impaired asset.

h)
Inventories

Inventories are valued at the lower of cost or net realizable value. Cost is determined using the firstin, first-out method. Inventory is written down if it has become obsolete, has a cost basis in excess of its expected net realizable value or is in excess of expected sales. The estimate of excess quantities is subjective and primarily dependent on estimates of future demand.

3.
Intangible assets, net

Intangible assets, net consisted of the following (in thousands):

	December 31, 2021	December 31, 2020
Acquired developed technologies, cost	$93,500	$93,500
Less: Accumulated amortization	(19,257)	(11,402)
Intangible assets, net	$74,243	$82,098

4.
Inventories, net

Inventories, net consisted of the following (in thousands):

	December 31, 2021	December 31, 2020
Raw materials	$2,632	$3,018
Work in process	12,897	10,405
Finished goods	6,028	2,801
Total inventories, net	$21,557	$16,224

A reserve is recorded for potentially excess, dated or obsolete inventories based on an analysis of inventory on hand compared to forecasted future sales, which was $2.3 million and $0.6 million as of December 31, 2021 and December 31, 2020, respectively.

5.
Subsequent Events

Subsequent events have been evaluated through May 3, 2022, the date these abbreviated financial statements were issued, and there are no subsequent events to disclose.